Accured Liabilities	12 Months Ended
Dec. 31, 2025
Accured Liabilities [Abstract]
ACCURED LIABILITIES
11.	ACCURED LIABILITIES

Advances from customers primarily represent customer prepayments received in connection with commodity trading transactions, including rubber and other trading arrangements for which performance obligations had not yet been satisfied as of year end.

Long-outstanding balances

Certain balances within accounts payable originated from transactions entered into during 2021 and 2022 and remained unsettled as of December 31, 2025.

The most significant long-outstanding payable relates to a supercomputing server purchase agreement entered into in April 2021 with an outstanding balance of approximately $11.4 million as of December 31, 2025. Management represented that the balance remains payable and enforceable and that settlement discussions with the counterparty remain ongoing.

Management evaluated the long-outstanding balances as of December 31, 2025 and concluded that no derecognition adjustment was required. However, the assessment involves significant judgment regarding:

●	enforceability of contractual obligations;

●	settlement expectations;

●	underlying commercial substance; and

●	classification of balances arising from trading arrangements.

The Company’s trading activities involve substantial advances received and settlement balances as part of ordinary commodity trading practices. Accordingly, certain balances may remain outstanding for extended periods depending on shipment timing, contract settlement, logistics arrangements, and commercial negotiations